UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2023

PAVMED INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Grand Central Place, Suite 4600, New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PAVM	The Nasdaq Stock Market LLC
Series Z Warrants to Purchase Common Stock	PAVMZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On January 17, 2023, PAVmed Inc. (the “Company” or “PAVmed”), together with its majority owned subsidiary, Lucid Diagnostics Inc. (“Lucid”), issued a joint press release providing a strategic business update. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under Item 7.01, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 8.01. Other Events.

In the press release, the Company addressed the following strategic updates:

●	The Company and Lucid will prioritize near-term Lucid and Veris Health commercialization efforts.

●	The companies have implemented a workforce reduction of approximately 20 percent, product portfolio streamlining, and other cost-cutting measures which seek to lower quarterly cash burn by at least 25 percent.

●	Specifically, pursuant to this initiative, the Company and Lucid plan to take the following steps, among others:

Lucid

○	continue to drive EsoGuard testing volume through ongoing engagement of sales personnel with primary care physicians, specialists and institutions, with an increasing focus on closing larger strategic accounts and new market development initiatives;
○	maintain current team of approximately forty sales professionals, having completed targeted layoffs and closed prior vacancies;
○	shift sales leadership attention from recruiting and hiring to ongoing engagement with large institutional and strategic accounts, while continuing to drive productivity of the current team;
○	maintain its team of nurse practitioners and other clinical personnel to support testing volume growth through existing Lucid Test Centers (LTC) in eleven states, and its burgeoning satellite LTC program, whereby Lucid personnel perform EsoCheck cell sampling procedures at prescribing physicians’ offices;
○	continue to invest in LucidDx Labs, Lucid’s CLIA-certified commercial clinical laboratory, to assure EsoGuard testing capacity and drive quality improvements and cost efficiencies;
○	complete ongoing clinical utility studies to support in-network coverage;
○	delay completion of the EsoGuard BE-2 study to the second half of 2023; and
○	pause further development of the EsoCure Esophageal Ablation device.

PAVmed

○	with respect to the Company’s majority-owned subsidiary Veris Health:

■	continue to drive commercial adoption of the Veris Cancer Care Platform utilizing its existing sales personnel, and expand the commercial team only when commercial traction has been well-established;
■	delay development and regulatory submission of the implantable physiologic monitor to the second half of 2023; and
■	focus its workforce on near-term commercialization of the Veris Cancer Care platform, having already eliminated certain technology positions focused on future data analytics, while retaining personnel directly involved in customer integration and technical support;

○	continue research and product development activities in support of Lucid commercialization, including next generation EsoGuard and EsoCheck products;
○	continue product development activities in support of Veris commercialization, namely its implantable physiologic monitor, as discussed above;
○	continue its joint early-stage research and development project with Novosound Ltd. to explore applying its groundbreaking ultrasound technology to next-generation intravascular ultrasound imaging;
○	continue limited business development activities focused on high value, near-term accretive opportunities that are synergistic with existing commercial activity;
○	indefinitely pause or halt all other product development activities including CarpX, PortIO and NextFlo; and
○	pursue additional cost-cutting initiatives including not paying annual cash bonuses.

Forward-Looking Statements

This Form 8-K includes forward-looking statements that involve risk and uncertainties. Forward-looking statements are any statements that are not historical facts. Such forward-looking statements, which are based upon the current beliefs and expectations of PAVmed’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. Risks and uncertainties that may cause such differences include, among other things, the risk that PAVmed’s change in strategy does not generate the expected benefits; volatility in the price of PAVmed’s common stock; general economic and market conditions; the uncertainties inherent in research and development, including the cost and time required to advance PAVmed’s products to regulatory submission; whether regulatory authorities will be satisfied with the design of and results from PAVmed’s clinical and preclinical studies; whether and when PAVmed’s products are cleared by regulatory authorities; market acceptance of PAVmed’s products once cleared and commercialized; PAVmed’s ability to raise additional funding as needed to pursue its current business plan; and other competitive developments. In addition, PAVmed continues to monitor the COVID-19 pandemic and the pandemic’s impact on PAVmed’s business. These factors are difficult or impossible to predict accurately and many of them are beyond PAVmed’s control. In addition, new risks and uncertainties may arise from time to time and are difficult to predict. For a further list and description of these and other important risks and uncertainties that may affect PAVmed’s future operations, see Part I, Item 1A, “Risk Factors,” in PAVmed’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as the same may be updated in Part II, Item 1A, “Risk Factors” in any Quarterly Report on Form 10-Q filed by PAVmed after its most recent Annual Report. PAVmed disclaims any intention or obligation to publicly update or revise any forward-looking statement to reflect any change in its expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press release.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2023

PAVMED INC.

By:	/s/ Dennis M. McGrath
Dennis M. McGrath
President and Chief Financial Officer